Vincent J. Delie, Jr.
President and Chief Executive Officer
Vincent J. Calabrese, Jr.
Chief Financial Officer
F.N.B. Corporation
Investor Presentation
Third Quarter 2012
Dated: November 5, 2012
Exhibit 99.1

Cautionary Statement Regarding Forward-Looking Information
and Non-GAAP Financial Information

This presentation and the reports F.N.B. Corporation files with the Securities and Exchange Commission often contain “forward-looking statements”
relating to present or future trends or factors affecting the banking industry and, specifically, the financial operations, markets and products of F.N.B.
Corporation. These forward-looking statements involve certain risks and uncertainties. There are a number of important factors that could cause F.N.B.
Corporation’s future results to differ materially from historical performance or projected performance. These factors include, but are not limited to: (1) a significant increase in competitive pressures among financial institutions; (2) changes in the interest rate environment that may reduce interest margins;
(3) changes in prepayment speeds, loan sale volumes, charge-offs and loan loss provisions; (4) general economic conditions; (5) various monetary and fiscal policies and regulations of the U.S. government that may adversely affect the businesses in which F.N.B. Corporation is engaged; (6) technological issues which may adversely affect F.N.B. Corporation’s financial operations or customers; (7) changes in the securities markets; (8) risk factors mentioned in the reports and registration statements F.N.B. Corporation files with the Securities and Exchange Commission; (9) housing prices; (10) job market; (11) consumer confidence and spending habits; (12) estimates of fair value of certain F.N.B. Corporation assets and liabilities; (13) in connection with the pending merger with Annapolis Bancorp, Inc., difficulties encountered in expanding into a new market; or (14) the effects of current, pending and future legislation, regulation and regulatory actions.  F.N.B. Corporation undertakes no obligation to revise these forward-looking statements or to reflect events or circumstances after the date of this presentation.
To supplement its consolidated financial statements presented in accordance with Generally Accepted Accounting Principles (GAAP), the Corporation
provides additional measures of operating results, net income and earnings per share (EPS) adjusted to exclude certain costs, expenses, and gains and losses.  The Corporation believes that these non-GAAP financial measures are appropriate to enhance the understanding of its past performance as well as prospects for its future performance.  In the event of such a disclosure or release, the Securities and Exchange Commission’s Regulation
G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP.  The required presentations and reconciliations are contained herein and can be found at our website,
www.fnbcorporation.com, under “Shareholder and Investor Relations” by clicking on “Non-GAAP Reconciliation.”
The Appendix to this presentation contains non-GAAP financial measures used by the Corporation to provide information useful to investors in understanding the Corporation's operating performance and trends, and facilitate comparisons with the performance of the Corporation's peers.  While the Corporation believes that these non-GAAP financial measures are useful in evaluating the Corporation, the information should be considered supplemental in nature and not as a substitute for or superior to the relevant financial information prepared in accordance with GAAP.  The non-GAAP financial measures used by the Corporation may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations.  This information should be reviewed in conjunction with the Corporation’s financial results disclosed on October 22, 2012 and in its periodic filings with the Securities and Exchange Commission.

Additional Information About the Merger

ADDITIONAL INFORMATION ABOUT THE MERGER
F.N.B. Corporation and Annapolis Bancorp, Inc. will file a proxy statement/prospectus and other relevant documents with the SEC in connection with the merger.
SHAREHOLDERS OF ANNAPOLIS BANCORP, INC. ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT
DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
The proxy statement/prospectus and other relevant materials (when they become available), and any other documents F.N.B. Corporation has filed with the SEC, may be obtained free of charge at the SEC's website at
www.sec.gov.
In addition, investors and security holders may obtain free copies of the documents F.N.B. Corporation has filed with the SEC by contacting James Orie, Chief Legal Officer,  F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, PA 16148, telephone: (724) 983-3317; and free copies of the documents Annapolis Bancorp, Inc. has filed with the SEC by contacting Edward Schneider , Treasurer and CFO,  Annapolis Bancorp, Inc., 1000 Bestgate Road,
Suite 400, Annapolis, MD 21401, telephone: (410) 224-4455.
F.N.B. Corporation and Annapolis Bancorp, Inc. and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Information concerning such participants' ownership of Annapolis Bancorp, Inc. common stock will be set forth in the proxy statement/prospectus relating to the merger when it becomes available. This communication does not constitute an offer of any securities for sale.

4 F.N.B. Corporation

Key Facts

Attractive Footprint
– #3 Market Share in the Pittsburgh MSA
– Banking locations network spanning 45 counties
NYSE Listed
– Market Cap of $1.5 Billion
– Member S&P SmallCap 600 Index
Fourth Largest Pennsylvania-Based Bank
– Assets $12.0 Billion
– Loans $8.0 Billion
– Deposits $10.0 Billion
– Banking Locations 266
– Consumer Finance Locations 71
– Headquarters Hermitage, PA
Diverse Fee Income Sources with
Complementary Business Lines
– Business and Personal Banking
– Wealth Management
– Insurance
– Commercial Equipment Leasing
– Merchant Banking
Diversified Financial Institution with a Network of Banking Locations
Spanning 45 Counties in Pennsylvania, Northeastern Ohio and West Virginia
•
First National Bank Location
Ohio
Pennsylvania

Key Investment Considerations

Strong Performance
Positioning for Sustained Growth
1. Experienced leadership, compelling core competencies and a sustainable business model
2. Clear market position strategy
3. Consistent, strong operating results
4. Ongoing reposition and reinvest focus
5. Proven and disciplined acquisition strategy
6. Investment thesis and high quality earnings creates P/E expansion opportunity

Years of
Banking
Experience Joined FNB Prior Experience
President and CEO
Vincent J. Delie, Jr. 25 2005 National City
President, First National Bank
John C. Williams, Jr. 41 2008 National City, Mellon Bank
Chief Financial Officer
Vincent J. Calabrese, Jr. 24 2007 People’s United
Chief Credit Officer
Gary L. Guerrieri 26 2002 FNB, Promistar
Leadership

Experienced and respected executive management team

Core Competencies

Proven success and solid foundation for sustainable growth opportunities
Core
Competency
Proven Sustainable
Commercial
Bank - Strong
C&I Focus
3Q12 marks fourteen consecutive quarters of organic commercial loan growth
(1)
C&I loan portfolio comprises
34%
of the total loan portfolio
(2)(3)
People: Experienced team
of bankers built over the
past several years
Process: Proprietary, cross-
functional and enterprise-
wide sales management
process
Positioning: Attractively
positioned in markets with
growth potential
Products: Unique ability to
deliver a sophisticated
product set while
maintaining a local,
community bank culture
Consumer
Product
Distribution
Strong cross-functional and cross-sell focus
Customer-based funding comprises 98% of total deposits and
borrowings
(2)
Low Risk Profile
Operating
Strategy
Balance growth strategy with a low risk profile
Consistent, better-than-peers asset quality results
Proven,
Disciplined,
Strategic
Acquirer
Nine bank acquisitions completed since 2002 with two completed since the beginning of 2011
Acquisition of Annapolis Bancorp, Inc. announced 10/22/2012
Acquisition evaluation guided by disciplined capital recoupment and operating EPS accretion hurdles
Well-positioned in strategically important markets
(1) Organic, linked-quarter growth for the Pennsylvania commercial portfolio; (2) As of September 30, 2012; (3) Represents C&I and owner-occupied CRE

Sustainable Business Model

Sustainable Business Model
Disciplined Risk
Management
Maintain low risk
profile
Target neutral interest
rate risk position
Fund loan growth with
deposits
Adhere to consistent
underwriting and
pricing standards
Maintain rigid
expense control
Efficient capital
management
Growth
Oriented
Organic growth driven
by:
Investments in
people, product
development, high-
growth potential
market segments
Acquisition-related
growth:
FNB
Culture
Attract, retain and
develop top talent
Foster a strong cross-
sell environment
Holistic incentive
compensation
structure supports
cross-functional focus
Regularly monitor
external and internal
service excellence,
quality and
satisfaction
Recognize
accomplishments and
innovation
Shareholder
Value
Disciplined, growth
oriented focus guided
by commitment to
shareholder value
Long-term investment
thesis centered on:
Best-in-class,
enterprise-wide
sales management
Deep product set
Disciplined,
strategic, accretive
Targeted EPS
growth
Strong dividend

3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12

2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12

FNB Corporation

4.30%
3.20%
10.00%
6.70%
5.20%
1.20%
3.40%
11.60%
9.20%
8.70%
6.80%
5.93%
7.21%
8.90%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
Pennyslvania Commercial Portfolio
Industry Leading Loan Growth

13
th
consecutive quarter of total loan growth
14
th
consecutive quarter of Pennsylvania commercial portfolio growth
(1) Reflects linked-quarter average organic loan growth results on an annualized basis, excluding reductions in the Florida commercial portfolio
Total Loans
(1)
(1)
Over three years of consecutive quarterly organic loan growth accomplished
1.50%
5.60%
2.10%
3.90%
5.20%
4.40%
6.60%
5.70%
8.00%
6.00%
2.64%
4.36%
6.90%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
8.00%
9.00%
FNB Excl Non-Core Florida Portfolio
(1)
PA Commercial Loans
(1)

Strong Profitability Trends

Return on Average Tangible Equity
(1)
Return on Average Tangible Assets
(1)
Peer data per SNL Financial, refer to Appendix for peer listing
(1) Operating ROTE and ROTA for FNB, excludes merger and severance costs and certain other one-time items, refer to Non-GAAP Reconciliation included under Supplemental Information
18.51%
16.32%
14.71%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
18.00%
20.00%
3Q12 YTD 2011 2010
FNB Peer Group Median
1.10%
1.02%
0.87%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
3Q12 YTD 2011 2010
FNB Peer Group Median

12 Market Position and Opportunity

Top Overall Market Position

Source:  SNL Financial, deposit data as of June 30, 2012, pro-forma as of October 26, 2012, excludes custodian bank
FNB Counties of Operation
Rank Institution
Branch
Count
Total Market Deposits
($ 000)
Total Market Share
(%)
1 PNC Financial Services Group 367 53,477,806 30.3
2 Royal Bank of Scotland Group, PLC 227 10,728,368 6.1
3 F.N.B. Corporation 274 9,437,811 5.3
4 M&T Bank Corp. 152 8,603,725 4.9
5 Huntington Bancshares, Inc. 127 6,172,157 3.5
6 Wells Fargo & Co. 76 5,575,216 3.2
7 First Commonwealth Financial 101 3,957,651 2.2
8 Banco Santander 75 3,854,650 2.2
9 Dollar Bank Federal Savings Bank 40 3,665,400 2.1
10 Susquehanna Bancshares 84 3,172,621 1.8
Total (1-188) 3,035 176,528,069 100.0
FNB holds the #3 overall retail market position for all counties of operation – with significant opportunities present for continued market share gains

Top Position in a Major Metropolitan Market

Source:  MSA population per U.S. Census Bureau 2010 data; Deposit market share per SNL Financial as of June 30, 2012, pro-forma as of October 8, 2012
(1) Excludes custodian bank
Population
Rank MSA (000's) #1 #2 #3
1
New York
(1) 18,897        JPM BofA Citi
2 Los Angeles 12,829        BofA Wells Fargo Mitsubishi UFJ
3 Chicago 9,461          JPM BMO BofA
4 Dallas 6,372          BofA JPM Wells Fargo
5 Philadelphia 5,965          TD Wells Fargo HSBC
6 Houston 5,947          JPM Wells Fargo BofA
7 Washington 5,582          Capital One Wells Fargo BofA
8 Miami 5,565          Wells Fargo BofA Citi
9 Atlanta 5,269          SunTrust Wells Fargo BofA
10 Boston 4,552          BofA RBS Banco Santander
11 San Francisco 4,335          BofA Wells Fargo Citi
12 Detroit 4,296          JPM Comerica BofA
13 Riverside 4,225          BofA Wells Fargo JPM
14 Phoenix 4,193          Wells Fargo JPM BofA
15 Seattle 3,440          BofA Wells Fargo U.S. Bancorp
16
Minneapolis
(1)
3,280          Wells Fargo U.S. Bancorp TCF
17 San Diego 3,095          Wells Fargo Mitsubishi UFJ BofA
18 St. Louis 2,813          U.S. Bancorp BofA Commerce
19 Tampa 2,783          BofA Wells Fargo SunTrust
20 Baltimore 2,710          BofA M&T PNC
21 Denver 2,543          Wells Fargo FirstBank U.S. Bancorp
22
Pittsburgh
(1)
2,356          PNC RBS
23 Portland 2,226          BofA U.S. Bancorp Wells Fargo
24 Sacramento 2,149          Wells Fargo BofA U.S. Bancorp
25 San Antonio 2,143          Cullen/Frost BofA Wells Fargo
Top 3 Banks in MSA by Deposit Market Share
FNB is uniquely
positioned  as
one of only very
few community
banks to hold a
Top 3 deposit
market rank in
one of the
nation’s 25
largest
metropolitan
statistical areas.
F.N.B. Corporation

Pittsburgh
Boston
Denver
Baltimore
Minneapolis
Cincinnati
Kansas City
Indianapolis
Benchmark avg
Richmond
Charlotte
Philadelphia
St. Louis
Detroit
Milwaukee
Cleveland
-6.0
-4.0
-2.0
0.0
2.0

Pittsburgh
Indianapolis
Cincinnati
Denver
Boston
St. Louis
US average
Benchmark avg
Detroit
Philadelphia
Milwaukee
Baltimore
Kansas City
Minneapolis
Cleveland
Richmond
Charlotte
-4.0
-3.0
-2.0
-1.0
0.0
1.0

Minneapolis
Boston
Richmond
Kansas City
Cincinnati
Cleveland
Baltimore
Pittsburgh
St. Louis
Benchmark avg
Indianapolis
Milwaukee
Denver
Philadelphia
Charlotte
Detroit
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
11.0%

FNB Corporation

Pittsburgh Market Opportunity

Pittsburgh, PA
FNB Presence
Strong FNB Presence
Pittsburgh MSA Market
Deposits (1) $3.5 billion
% of FNB Total Deposits (1) 39%
Deposit Market Share (1) (2)/ Rank 4.5% / #3
Market
Deposits (2) $96.7 billion
Population (2) 2.4 million
Households (2) 1.0 million
(1) As of June 30, 2012; Market Share Rank excludes custodian bank; (2) Data per SNL; (3) Source: PittsburghToday.org
4-Year % Change in Jobs
Sept. 2008 – Sept. 2012 (3)
1-Year Housing
Appreciation
Unemployment Rate (3)
1 Quarter 2012
st
– 22
nd
largest based on population
– 16
th
largest based on deposits
– Favorable economic trends that have
outperformed much of nation
(3)
– #3 market retail rank
– Regional headquarters accommodating all
lines of business

Pittsburgh Market Position Timeline

Successful execution of an organic and acquisition growth strategy in the Pittsburgh market
2004 2008 2009
2011
2003 2002 2005 2006 2007 2010
Iron &
Glass
Bancorp
Deposits:
$0.2 bn
Parkvale
Financial
Deposits:
$1.5 bn
Promistar
Financial
(Market
Entry)
Deposits:
$0.6 bn
Slippery
Rock
Deposits:
$0.2 bn
NSD
Bancorp
Deposits:
$0.4 bn
Invest in
Downtown Pittsburgh
Regional Headquarters
Relocate Wealth
Management and Insurance
to Downtown Pittsburgh
Lift-out of
Asset-Based
Lending
Group from
RBS Citizens
Bank
Acquisitions:
Other
Actions:
Lift-out of
Commercial
Banking Team
from
National City
12/31/2001:
Market Rank #34
Deposits (1) : $161 mm
Employees (FTE): 40
9/30/2012:
Market Rank #3
Deposits (1) : $3.5 bn
Employees (FTE): 592
2012
(1) Source: SNL Financial as of June 30 of each respective year

Pittsburgh PA
Clev-Elyria-Mentor OH
Harrisburg-Carlisle PA
Scranton-Wilkes Barre PA
Yo-Warren-Boardman OH-PA
Baltimore-Towson MD

Pittsburgh PA
Clev-Elyria-Mentor OH
Harrisburg-Carlisle PA
Scranton-Wilkes Barre PA
Yo-Warren-Boardman OH-PA
Baltimore-Towson MD

Pittsburgh PA
Clev-Elyria-Mentor OH
Harrisburg-Carlisle PA
Scranton-Wilkes Barre PA
Yo-Warren-Boardman OH-PA
Baltimore-Towson MD

Pittsburgh PA
Clev-Elyria-Mentor OH
Harrisburg-Carlisle PA
Scranton-Wilkes Barre PA
Yo-Warren-Boardman OH-PA
Baltimore-Towson MD

FNB Corporation

Market Opportunity

Note: Above metrics at the MSA level
(1) Data per Hoover’s as of October 29, 2012
(2) Data per SNL Financial
1,000,755
852,488
223,760
230,329
227,644
1,042,841
200,000
400,000
600,000
800,000
1,000,000
1,200,000
# of Households
$45,359
$46,212
$53,289
$41,077
$39,404
$62,687
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
Median Household Income
2,356,285
2,077,240
549,745
563,631 565,773
2,710,489
-
500,000
1,000,000
1,500,000
2,000,000
2,500,000
3,000,000
Population
9,699
9,142
2,160
2,016
1,939
10,690
-
2,000
4,000
6,000
8,000
10,000
12,000
# of Companies with Revenue Greater Than $1 Million
(2)
(2)
(1)
(2)
-

Utica Shale Well Locations
N
W
E
S
Miles
Data Source:
Ohio Department of Natural Resources
Number of Wells
Wells
0
1-5
6-10
11-15
16-20
21-25
26+
THREE SCALE
STRATEGY

Marcellus Shale Drilling Permits
Permit Year
MCOR

✓

✓

✓

Marcellus and Utica Shale Exposure

(1) Sources: www.marcellus.psu.edu, retrieved May 31, 2012; (2) www.dnr.state.oh.us, retrieved May 31, 2012; (3) Sterne Agee June 7, 2010 and FBR
Capital Markets, March 2, 2011.
FNB is well-positioned in the Marcellus Shale and Utica
Shale regions with a Pennsylvania footprint that closely
aligns with the Marcellus Shale concentration and
exposure to the Utica Shale region in Ohio.
FNB has been noted by analysts as being one of the
best geographically positioned banks to benefit from
the Marcellus Shale.
(3)
This presents opportunity for FNB given the expected
positive economic lift across much of FNB’s footprint.
FNB Banking Locations
Pennsylvania
Ohio
Ohio Utica Shale Well Locations (2)
(1)

Marcellus and Utica Shale FNB Strategic Focus

Opportunity for FNB relates to potential indirect and induced economic benefits across footprint
Direct Effect:
Oil and Gas
Directly associated with the extraction, processing and
delivery of the gas
Drilling, extraction and support activities
Indirect Effect:
Supply Chain
Provides goods and services to the energy industry
e.g.: Iron and steel, transportation, commodity traders,
heavy equipment, surveyors, utilities, rig parts,
attorneys, real estate, machinery manufacturers, etc.
Induced Benefit:
Consumption
Resulting benefit to industries and individuals from
positive direct and indirect effects
e.g.: Higher education, travel, housing, food and drink,
entertainment, utilities, etc.
FNB
Strategic Focus:
Supply Chain and
Consumption

20 Strong Operating Results

3Q12 Operating Highlights

3Q12 2Q12 3Q11
Consistent
Earnings
Growth
Net income $30,743 $29,130 $23,773
Earnings per diluted share $0.22 $0.21 $0.19
Profitability
Performance
ROTE
(1)
19.10% 19.01% 16.23%
ROTA
(1)
1.03% 1.00% 0.95%
Net interest margin 3.70% 3.80% 3.79%
Efficiency ratio 56.8% 57.7% 59.0%
Strong
Organic
Balance Sheet
Growth
Trends
(2)
Total loan growth
(3)
6.9% 4.4% 8.1%
Commercial loan growth
(3)
8.9% 7.2% 8.7%
Consumer loan growth 12.0% 8.3% 9.1%
Transaction deposits and customer repo growth
(4)
8.7% 14.3% 5.6%
(1) ROTE and ROTA are non-GAAP measures, refer to Non-GAAP Reconciliation included under Supplemental Information; (2)Average, annualized linked quarter organic growth results; (3)Excludes the Florida commercial portfolio; (4)Excludes time deposits

12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
7.6%
8.8%
5.1%
6.3%
1.4%
4.0%
2.8%
7.6%
4.9%
9.9%
4.4%
6.3%
3Q11
4Q11
1Q12
2Q12
3Q12
3Q12 Year-over-Year
Total Loan Growth excl Florida and Residential
Total Loan Growth

Residential
Florida
Commercial Leases
Consumer
Commercial
Total Loans
Total Loans excl Florida and Residential
-$100,000
$0
$100,000
$200,000
$300,000
$400,000
$500,000

Sustained Loan Growth Momentum

(1) Average, linked-quarter organic growth results
(2) Year-over-year (Y-o-Y) organic growth results by portfolio, $ in millions
(3) The Florida portfolio is an exit-strategy portfolio, the residential portfolio has experienced accelerated pre-payment speeds and expected declines following the Parkvale acquisition.
Positive loan growth results despite
declines in the Florida portfolio and the
residential mortgage portfolio
(3)
Strong year-over-year results for FNB’s
commercial and consumer portfolios
Linked Quarter and Y-o-Y Loan Growth (%)
(1)
Y-o-Y Loan Growth ($)
(2)

Positive Operating Trends: Pre-Provision Net Revenue Results

21%
Year-over-Year
PPNR
Growth
9%
$147,993
$122,014
$ -
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
$140,000
$160,000
3Q12
YTD
3Q11 YTD
$1.05
$0.96
$0.90
$0.92
$0.94
$0.96
$0.98
$1.00
$1.02
$1.04
$1.06
$1.08
3Q12 YTD 3Q11 YTD
Pre-Provision Net Revenue EPS
Pre-Provision Net Revenue
9%
Year-over-Year
PPNR EPS
Growth
21%
Pre-provision net revenue (PPNR) represents net interest income (FTE), plus non-interest income (excluding securities gains and losses and OTTI) less non-
interest expense.  Non-interest income and non-interest expense have been adjusted to exclude certain non-operating items, refer to appendix for calculation.

Net Interest Margin

Net Interest Margin Trend
Parkvale
Acquisition
1/1/2012
Net interest margin results reflects effective interest rate risk management
Consistent loan and transaction deposit growth contributes to stability in the net interest margin
3Q12 and 2Q12 margin included the benefit of $1.4 million and $2.5 million, respectively, in accretable yield on acquired loans.
Total variable and adjustable-rate loans total 59.6% of total loans at both September 30, 2012 and
December 31, 2011
3.65%
3.70%
0.05%
0.10%
3.70%
3.80%
3.74%
3.79%
3.79%
3.00%
3.20%
3.40%
3.60%
3.80%
4.00%
3Q12 2Q12 1Q12 4Q11 3Q11
Core Net Interest Margin Accretable Yield

Asset Quality Results
(1)

$ in thousands 3Q12 2Q12 3Q11 3Q12 Highlights
NPL’s+OREO/Total loans+OREO 1.69% 1.93% 2.48%
Overall results reflect the consistent,
solid performance of the core portfolios
(Pennsylvania and Regency portfolios,
representing 99.1% of total loans)
Non-performing loans plus OREO
declined $13.3 million or 10.1%
Provision for loan losses
$6.2 million for the originated
portfolios
$2.2 million for the acquired
portfolios
Continued positive trends seen in
delinquency levels
NCO’s remain at good levels
Total delinquency 1.66% 1.78% 2.35%
Provision for loan losses
(2)
$8,429 $7,027 $8,573
Net charge-offs (NCO’s)
(2)
$7,362 $7,473 $8,984
NCO’s/Total average loans
(2)
0.37% 0.38% 0.53%
NCO’s/Total average originated loans 0.42% 0.45% 0.56%
Allowance for loan losses/
Total loans 1.43% 1.49% 1.69%
Allowance for loan losses/
Total non-performing loans 120.23% 104.89% 86.75%
(1)   Metrics shown are originated portfolio metrics unless noted as a total portfolio metric. “Originated portfolio” or “Originated loans” excludes loans acquired at fair value and accounted for in accordance with ASC 805 (effective January 1, 2009), as the risk of credit loss has been considered by virtue of the Corporation’s estimate of fair value.
  (2)   Total portfolio metric

Positive Asset Quality Trends

Peer data per SNL Financial, refer to Appendix for peer listing; (1) Based on balances at year-end and quarter-end for each period presented.  “Originated
Loans” excludes loans acquired at fair value and accounted for in accordance with ASC 805 (effective January 1, 2009), as the risk of credit loss has been considered by virtue of the Corporation’s estimate of fair value; (2) Florida-related NCO’s 3Q12 YTD included in total metric
NPL’s+OREO to Originated Loans+OREO
(1)
NCO’s to Average Originated Loans
(1)
0.77%
0.62%
0.39%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
2010 2011 3Q12 YTD
FNB excluding Florida Florida Peer Group Median
(2)
2.74%
2.15%
1.69%
1.56%
1.28%
1.22%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
2010 2011 3Q12
FNB FNB Excluding Florida Portfolio
Peer Group Median

Diversified Loan Portfolio

Note: Balance, CAGR and % of Portfolio based on period-end balances
9/30/12 CAGR % of Portfolio
($ in millions)
Balance
12/08-
9/12
12/31/08 9/30/12
C&I $1,532 13.7% 16% 19%
CRE:  Non-Owner Occupied 1,368 10.7% 16% 17%
CRE:  Owner Occupied 1,229 5.6% 17% 15%
Commercial Leases 127 38.9% 1% 2%
Total Commercial $4,256 10.6% 50% 53%
Consumer Home Equity 1,670 8.9% 21% 21%
Residential Mortgage 1,074 18.0% 10% 14%
Indirect 570 3.1% 9% 7%
Other 173 2.8% 3% 2%
Regency 164 1.0% 3% 2%
Florida 72 -31.3% 5% 1%
Total Loan Portfolio $7,979 8.8% 100% 100%
Well diversified portfolio
Strong growth results driven by commercial loan growth
$8.0 Billion Loan Portfolio
September 30, 2012
Commercial &
Industrial 19%
Consumer
Home Equity
21%
Residential
Mortgage  14%
Indirect 7%
Other  2%
Regency  2%
Florida  1%
Commercial
Leases 2%
CRE: Owner
Occupied  15%
CRE: Non-
Owner
Occupied  17%

Deposits and Customer Repurchase Agreements

Note: Balance, CAGR and % of Portfolio based on period-end balances; (1) Transaction deposits include savings, NOW, MMDA and non-interest bearing deposits; (2) December 31, 2008 through September 30, 2012; (3) Transaction-based deposits represent all deposits and customer repos other than time deposits
9/30/12 CAGR Mix %
($ in millions)
Balance
12/08-
9/12 12/31/08 9/30/12
Savings, NOW, MMDA $4,539 13.6% 44% 45%
Time Deposits 2,626 3.4% 36% 26%
Non-Interest Bearing 1,736 18.5% 14% 17%
Customer Repos 1,111 30.0% 6% 11%
Total Deposits and
Customer Repo Agreements $10,012 12.3% 100% 100%
Transaction Deposits
(1)
and
Customer Repo Agreements $7,386 16.6% 64% 74%
Loans to Deposits and Customer Repo Agreements Ratio =
80% at September 30, 2012
Focus on new client acquisition and growing lower cost relationship-based deposits
– 16.6% average growth for transaction deposits and customer repo agreements
(2)
– 74% of total deposits and customer repo agreements are transaction-based deposits
(3)
$10.0 Billion Deposits and
Customer Repo Agreements
September 30, 2012
Non-Interest
Bearing 17%
Savings, NOW,
MMDA 45%
Customer
Repos 11%
Time Deposits
26%

% Ratings
($ in millions
(1)
) Portfolio Investment %
Agency MBS $1,160 48% AAA 100%
Highly Rated $2.4 Billion Investment Portfolio
September 30, 2012
CMO Agency 513 21% AAA  100%
Agency Senior Notes 342 14% AAA 100%
Municipals 183 7%
AAA
AA
A
2%
90%
8%
Short-Term 164 7%
AAA 100%
Trust Preferred
(2)
29 1%
A
BBB
BB
B
CCC
C
3%
5%
25%
10%
7%
50%
CMO Private Label 19 1%
AAA
AA
A
BBB
BB
CCC
19%
8%
14%
23%
15%
21%
Corporate 17 1%
AA
A
BBB
12%
61%
27%
Bank Stocks 2 - Non-Rated
Commercial MBS 1 - AAA 100%
Total Investment Portfolio $2,430 100%
Investment Portfolio

(1) Amounts reflect GAAP; (2) Original cost of $107 million, adjusted cost of $44 million, fair value of $29 million
2%
AAA, 89.4%
AA, 7.4%
A, 1.2%
BBB,BB,B
CCC,CC,C
Non Rated
-
98% of total portfolio rated AA or better
Relatively low duration of 2.8
Municipal bond portfolio
– Highly rated with an average rating of AA and 100%
of the portfolio rated A or better
– General obligation bonds = 99.5% of portfolio
– 77.9% from municipalities located throughout
Pennsylvania

Well Capitalized

Consistent capital management strategy focused on the efficient use of capital
Regulatory “Well-Capitalized”
Dividend Payout Ratio 3Q12 YTD 2011 2010
FNB 62.3% 69.7% 74.0%
Regional Peer Group Median 37.1% 31.1% 40.0%
12.0%
10.5%
8.1%
6.0%
12.2%
10.6%
8.2%
6.0%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
Total Risk-Based Tier One Leverage Tangible Common Equity
June 30, 2012 September 30, 2012

31 Acquisition Strategy

Strategy
Focus on strategically important markets with growth potential.
Acquisition-related expansion has historically been focused on enhancing presence in the Pittsburgh market and eastern and central Pennsylvania.
Consideration also given to contiguous attractive markets with concentrated commercial and industrial business prospect opportunities.
Acquisition Criteria/Evaluation
Proficient due diligence and integration team in place
Disciplined approach to identifying and selecting targets
Targeted financial hurdles taken into consideration
Accretive to operating earnings per share the first full year following close.
Recoup diminution of capital within a relatively short time-period (target 12-18 months).
Superior post-acquisition execution
Acquisition Strategy

New York
Erie
Cleveland
Hermitage
Ohio
Pittsburgh
State College
Scranton
Harrisburg
Philadelphia
Maryland
Delaware
West Virginia

✓

✓

0

Acquisition-Related Expansion

FNB Banking Location (pro-forma, including 8 ANNB branches in Maryland)
Erie
Pre-2002
Presence
Additional
Acquisition-Related Expansion
Pittsburgh
MSA Acquisition Expansion
Pending
ANNB Acquisition
Nine bank
acquisitions
completed since
2002, totaling $7.9
billion in assets
Pending acquisition
of ANNB announced
on October 22, 2012

34 Investment Thesis

Long-Term Investment Thesis

FNB’s long-term investment thesis reflects a commitment to efficient capital management and creating value for our shareholders
Long -Term Investment Thesis:
Targeted EPS Growth 5-6%
Expected Dividend Yield
(Targeted Payout Ratio 60-70%)
4-6%
Total Shareholder Return 9-12%

Relative Valuation Multiples

FNB
Regional Peer
Group Median
National Peer
Group Median
(1)
Price/Earnings Ratio
(2)
FY13 Consensus EPS (FNB=$0.88) 12.1x 12.8x 12.8x
Price/Tangible Book Value
(2)
2.2x 1.4x 1.4x
Price/Book Value
(2)
1.1x 1.1x 1.1x
Dividend Yield
(2)
4.5% 2.9% 2.3%
FNB has a modest P/E valuation relative to peers given its higher-quality earnings stream, stronger dividend yield and future growth potential
Data per SNL Financial: Price/Earnings Ratio based on analyst consensus estimates for FNB and peers; (1) National peer group consists of banks with assets between $5 and $25 billion; (2) As of October 26, 2012 closing prices (FNB=$10.69)

FNB Among Top Performing Banks

Assets
($ billions) ROTCE (%)
Efficiency
Ratio (%)
Net Charge
Offs (%)
Net
Interest
Margin Price/TBV (x)
Price/ 2013E
EPS (x)
Dividend
Yield (%)
Total Return
3 Yr (%)
Peer Median Results
Regional Peer Group $9.5 11.45 58.0           0.57 3.73 1.36 12.8 2.89 27.86
Top 100 Banks/Thrifts Based on Asset Size $13.3 11.23 62.2           0.46 3.62 1.37 12.6 2.35 23.04
Top 100 Trading at > 2.0x Tangible Book $13.7 18.12 56.8           0.46 3.58 2.31 12.6 2.71 67.83
F.N.B. Corporation $12.0 18.51 58.3           0.34 3.75 2.20 12.1 4.49 81.28
Year-to-Date Performance Relative Valuation/Total Return
Notes:  Data per SNL Financial and FNB.  Year-to-date performance represents the first nine months of 2012.  Relative valuation metrics and total return as of
October 26, 2012.  FNB ROTCE represents operating ROTCE – refer to Supplemental Information.

2013E Projected ROATE (2)
F.N.B. Corporation

F.N.B. Corporation

Relative Valuation Analysis
Where a bank trades relative to tangible book value is highly correlated with its projected return on tangible capital
Source: SNL Financial as of 10/30/12; Note: Data set above includes FNB’s regional peer group; (1)R-squared represents the percentage of the variation in price to tangible book value (P/TBV) that can be explained by variation in 2013E projected return on average tangible equity (ROATE); (2)Based on consensus mean estimates for FY2013.

FNB
currently
trades at a
discount to
its peers
based on its
projected
ROATE of
18.3% (2)
6%
8%
10%
12%
14%
16%
18%
20%
0.50x 0.75x 1.00x 1.25x 1.50x 1.75x 2.00x 2.25x 2.50x 2.75x
Price/Tangible Book Value
R-squared = 78%
(1)

39 Supplemental Information

Supplemental Information Index
Acquisition Announcement Presentation: Annapolis Bancorp, Inc., October 22, 2012
Loan Risk Profile (September 30, 2012)
Regency Finance Company Profile
Regional Peer Group Listing
Board of Directors
GAAP to Non-GAAP Reconciliation
Third Quarter 2012 Earnings Release (October 22, 2012)

F.N.B. Corporation Announces Agreement to Acquire Annapolis Bancorp, Inc. October 22, 2012

Renovo
Back Mountain
Hawley
Wilkes-Barre
Nanticoke
Mt Pocono
Lock Haven
Milton
Bloomsburg
Freeland
Stroudsburg
Newton
Lamar
Lewisburg
Catawissa
Hazleton
Mt Bethel
Hopatcong
Paterson
Shamokin
New Castle
Bushkill Center
Newark
Elizabeth
Allentown
Bethlehem
Somerville
Lykens
Schuylkill Haven
Macungie
New Bloomfield
Quakertown
East Brunswick
Long Branch
Reading
Harrisburg
Lebanon
Pottstown
Trenton
Carlisle
Lititz
Ephrata
Phoenixville
Norristown
Lakewood
Shippensburg
Lancaster
Philadelphia
New Jersey
Toms River
Chambersburg
York
New Providence
Chester
Quincy
Gettysburg
Shrewsbury
Wilmington
Fairview
Barnegat Beach
Hagerstown
Westminster
Frederick
Pikesville
Millville
Ellicott City
Baltimore
Columbia
Maryland
Dover
Ocean City
Glen Burnie
Cape May Court House
Washington
Cape May
Chantilly
Manassas
Fairfax
Arlington
Fort Washington
Delaware

FNB Corporation

Natural progression
Consistent with stated expansion strategy
Market opportunity
Attractive demographics
Significant commercial banking opportunities
Excellent retail and wealth opportunities
Access to greater Baltimore and Washington
D.C. markets
Execute FNB’s scalable, proven business
model and strong sales management culture
Establishes a 5
th
FNB region (refer to page 5)
Attractive partner
ANNB is a relationship-focused bank with
strong community ties and presence
Opportunity Overview

Source: Deposit and demographic data per SNL Financial; deposits as of June 30, 2012
(1) Includes branch opened October, 2012 in Waugh Chapel
County Branches
Deposits in
Market ($000)
HH Income
($ - 2011)
Anne Arundel, MD (1) 7 298,251 79,692
Queen Anne’s, MD 1 45,107 72,774
FNB Current Wtd Avg. by County 42,350
Attractive Market Entry Opportunity
Markets conducive to FNB’s model
Annapolis Bancorp (ANNB) (8 branches) (1)
F.N.B. (FNB) (266 branches)

Baltimore
Washington
Arlington
Alexandria

Number of Companies

FNB Corporation

Market Opportunity

Leverage FNB’s core competencies and proven business model in a high growth market
Execute FNB’s scalable, cross-functional sales management process
Regional model with local decision making, market leaders, credit authority and functional support
Competitive environment : Similar to FNB’s larger markets
Future opportunity for expansion: 25 identified banks in close proximity (1)
Attractive markets present commercial and retail opportunities
Strong demographics present retail, wealth management, private banking and insurance opportunities
Strong commercial opportunities with access to more than 35,000 companies within 50-mile radius
(1) Source: SNL Financial; Includes banks with assets between $200 million and $5 billion with NPA’s/assets<4%; Excludes MHC’s, merger targets and banks with 5 or fewer branches
(2) Source: Hoover’s; Includes companies within a 50-mile radius of ANNB headquarters with revenue >$5 million, between $1 and $5 million and total companies with revenue >$1 million
Number of Commercial Companies Within 50-Mile Radius of ANNB
(2)
9,693
25,379
35,072
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
>$5 million $1-$5 million Total
Revenue

Ohio
Pennsylvania
West Virginia
Virginia
New Jersey
Delaware

FNB’s Regional Model
Northwest Region
Pittsburgh Region
Central Region
Capital Region
Newly Created
Maryland Region
The ANNB transaction will
create a 5
th
FNB region
Benefits of a regional model
Local established
management team with
strong ties to region
Local decision making
Leverage newly created
regional hub to integrate
future acquisitions
Regional Model
FNB Regions

(1) Based on FNB stock price as of Friday, October 19, 2012
(2) Subject to incremental cash pay-out for potential credit -related adjustment
(3) Dependent upon credit related adjustment
(4) Excluding one-time costs
Transaction Overview

Consideration
$12.09
(1)
per Annapolis Bancorp share
Fixed 1.143x exchange ratio
100% stock
(2)
Price/TBV of 1.56x
Credit Related
Adjustment
Maximum additional cash consideration of up to $0.36 per share in cash based on Annapolis Bancorp’s ability to resolve an agreed upon credit matter
Gross Credit Mark 5% - 6% of loans
(3)
Detailed Due Diligence Completed
Required Approvals Customary regulatory and Annapolis Bancorp shareholders
Expected Closing April 2013
TARP Repayment
Annapolis Bancorp intends to redeem its $4 million of remaining TARP prior to closing, subject to Treasury approval
Financial Impact
Neutral to tangible book value per share
Highly accretive on a marginal basis to earnings per share
Slightly accretive to total FNB earnings per share in the first full year
(4)

Baltimore
Essex
West Friendship
Ellicott City
Catonsville
Dundalk
Arbutus
Lansdowne
Baltimore Highlands
Edgemere
Columbia
Elkridge
Linthicum Heights
Ferndale
Glen Burnie
Olney
Ashton
Fulton
Jessup
North Laurel
Severn
South Gate
Green Haven
Rossmoor
Cloverly
Fairland
Laurel
Maryland City
Pasadena
Lake Shore
Aspen Hill
Wheaton-Glenmont
South Laurel
Odenton
Park
Wheaton
White Oak
Hillandale
Crownsville
Arnold
Cape St
Crofton
Silver Spring
Adelphi
Greenbelt
Bethesda
College Park
Glenn Dale
Annapolis
Chillum
Seabrook
Bowie
Brookmont
Hyattsville
Lanham
Londontowne
Palmer Park
Mitchellville
Washington
Kettering
Mayo
Coral Hills
District Heights
Suitland
Forestville
Hillcrest Heights
Alexandria
Camp Springs

FNB Corporation

Source: SNL Financial and public filings as of June 30, 2012.
Annapolis Bancorp, Inc. Financial Overview
Consumer
3%
C&D
13%
CRE
41%
C&I
16%
Home Equity
12%
1-4 Family
16%
5.66% Yield:
Savings
38%
Time
Deposits
21%
NOW
10%
Money
Market
15%
Noninterest
Bearing
16%
0.47%
Cost:
$297 Million Loan Portfolio
$343 Million of Deposits
Annapolis Bancorp (8 branches)

Annapolis Bancorp, Inc. Financial Highlights

Source: SNL Financial and public filings.
($ in millions, except EPS)
Year Ended December 31 Quarter Ended
2008 2009 2010 2011 03/31/12 06/30/12
Balance Sheet
Total Assets $395 $444 $432 $442 $441 $437
Gross Loans 268 282 280 290 301 297
Total Deposits 301 350 341 350 347 343
Loans / Deposits 89% 80% 82% 83% 87% 87%
Capital
TARP $0 $8 $8 $8 $8 $4
Common Equity 27 25 27 29 30 31
TCE / TA 6.8% 5.5% 6.2% 6.6% 6.8% 7.0%
Tier 1 Ratio 11.4 12.5 12.8 12.8 12.7 11.8
Total Capital Ratio 12.6 13.7 14.1 14.0 14.0 13.1
Leverage Ratio 8.4 8.6 9.1 9.4 9.6 8.8
Income Statement
Net Income $1.4 ($1.7) $1.6 $2.2 $0.8 $0.9
ROAA 0.38% (0.38%) 0.37% 0.50% 0.75% 0.83%
ROAE 5.4 (5.2) 4.7 6.1 8.7 10.4
Net Interest Margin 3.6 3.3 3.7 3.9 3.8 3.9
Efficiency Ratio 70 76 72 69 67 65
Fee Income / Revenue 12 12 11 10 10 10
EPS $0.35 ($0.56) $0.29 $0.39 $0.18 $0.21
Asset Quality
Reserves / Loans 1.54% 2.81% 2.45% 2.47% 2.25% 2.32%
NPAs / Assets 1.64 4.35 2.35 1.88 1.94 1.97
NCOs / Avg. Loans 0.21 1.00 1.16 0.64 0.79 (0.04)

48 Additional Supplemental Information

Loan Risk Profile
$ in millions Balance 9/30/12 % of Loans NPL's/Loans
(1)
YTD Net Charge-
Offs/Loans
(1)
Total Past
Due/Loans
(1)
Commercial and Industrial $1,532,366 19.2% 0.45% 0.56% 0.65%
CRE:  Non-Owner Occupied 1,368,038                     17.1% 1.33% 0.10% 1.63%
CRE:  Owner Occupied 1,228,991                     15.4% 2.02% 0.29% 2.55%
Home Equity and Other Consumer 1,806,577                     22.6% 0.37% 0.25% 0.79%
Residential Mortgage 1,073,596                     13.5% 0.96% 0.02% 2.52%
Indirect Consumer 569,514                        7.1% 0.19% 0.36% 0.97%
Regency Finance 163,954                        2.1% 4.20% 3.50% 3.55%
Commercial Leases 127,065                        1.6% 0.90% 0.37% 1.74%
Florida 71,887                          0.9% 19.44% -0.32% 19.44%
Other 37,462                          0.5% 9.34% 2.66% 9.39%
Total $7,979,450 100.0% 1.19% 0.39% 1.66%
(1) Originated portfolio metric

13%
29%
58%
Direct
Real Estate
Sales Finance

Pennsylvania
Ohio
Kentucky
Tennessee

F.N.B. Corporation

Conservatively run consumer finance business with over 80 years of consumer lending experience
Good credit quality: Year-to-date net charge-offs to average loans of 3.50%
Strong returns: First nine months of 2012: ROA 3.19%, ROE 33.66%, ROTE 37.92%
Regency Finance Company Profile
(1)
Return on average tangible common equity (ROTCE) is calculated by dividing net income less amortization of intangibles by average common equity less average intangibles.

71 Locations
Spanning Four
States
Regency Finance Company
$164 Million Loan Portfolio
87% of Real Estate Loans are First Mortgages

Regional Peer Group Listing

ASBC Associated Bancorp NPBC National Penn Bancshares, Inc.
CBSH Commerce Bancshares, Inc. ONB Old National Bancorp
CBU Community Bank Systems, Inc. PRK Park National Corp
CHFC Chemical Financial Corp. PVTB Private Bancorp, Inc.
CRBC Citizens Republic Bancorp, Inc. SBNY Signature Bank
CSE CapitalSource, Inc. SUSQ Susquehanna Bancshares, Inc.
FCF First Commonwealth Financial TCB TCF Financial Corp.
FFBC First Financial Bancorp, Inc. UBSI United Bankshares, Inc.
FMBI First Midwest Bancorp, Inc. UMBF UMB Financial Corp.
FMER First Merit Corp. VLY Valley National Bancorp
FULT Fulton Financial WSBC WesBanco, Inc.
MBFI MB Financial, Inc. WTFC Wintrust Financial Corp.
NBTB NBT Bancorp, Inc.

Board of Directors

Name Age
Director
Since Biography
Stephen J. Gurgovits 69 1981 Chairman of the Board effective January 2012; former Chief Executive Officer of F.N.B. Corporation
Vincent J. Delie, Jr. 48 2012 President and Chief Executive Officer effective January 2012
William B. Campbell 74 1975 Former Chairman of the Board; More than 30 years executive experience in the manufacturing, steel, commercial development and construction industries.
James D. Chiafullo 54 2012 Partner, Cohen & Grigsby, PC
Philip E. Gingerich 75 2008 Director of Omega Financial Corporation from 1994 to 2008; retired real estate appraiser, broker and consultant.
Robert R. Goldstein 72 2003 Over 46 years experience in the financial services industry; principal of CapGen Financial Advisors
LLC since 2007; Former Chairman of Bay View Capital Corporation.
Dawne S. Hickton 54 2006 Vice Chairman, president and chief executive officer of RTI International Metals, Inc. based in
Pittsburgh, Pennsylvania.
David J. Malone 58 2005 President and Chief Executive Officer of Gateway Financial Group, Inc., a financial services firm located in Pittsburgh, Pennsylvania.
D. Stephen Martz 70 2008 Over 45 years experience in the banking and financial services industry; former director, president and chief operating officer of Omega Financial Corporation.
Robert J. McCarthy 69 2012 Previously President and CEO of Parkvale Bank and Parkvale Financial Corporation and Vice
Chairman of Parkvale Financial Corporation’s Board of Directors.
Harry F. Radcliffe 61 2002 Investment manager with extensive prior experience in the financial services industry.
Arthur J. Rooney, II 60 2006 President of Pittsburgh Steelers Sports, Inc.; of counsel with Buchanan, Ingersoll & Rooney, P.C.
John W. Rose 63 2003 Has served on the boards of 25 separate banks or bank holding companies; currently principal of
CapGen Financial Advisors LLC.
Stanton R. Sheetz 57 2008 Co-owner and Chief Executive Officer of Sheetz, Inc.; director of Omega Financial Corporation from
1994 to 2008.
William J. Strimbu 51 1995 President of Nick Strimbu, Inc. since 1994, a trucking company with common carrier authority.
Earl K. Wahl 71 2002 Over 36 years executive experience, owning and operating various businesses involving mining, drilling, industrial contracting, restaurant, municipal and environmental services.

GAAP to Non-GAAP Reconciliation

Return on Average Tangible Equity
Return on Average Tangible Assets
September 30, 2012 June 30, 2012 September 30, 2011 2012 2011
Net income
$30,743 $29,130 $23,774 $81,455 $63,310
Return on average tangible equity
Net income, annualized $122,304 $117,162 $94,319 $108,805 $84,646
Amortization of intangibles, net of tax, annualized 5,798 6,192 4,663 5,984 4,701
$128,102 $123,354 $98,982 $114,789 $89,347
Average shareholders' equity $1,385,282 $1,367,333 $1,210,953 $1,368,457 $1,169,258
Less: Average intangible assets 714,501 718,507 601,010 717,390 600,020
Average tangible equity $670,781 $648,826 $609,942 $651,066 $569,238
Return on average tangible equity 19.10% 19.01% 16.23% 17.63% 15.70%
Return on average tangible assets
Net income, annualized $122,304 $117,162 $94,319 $108,805 $84,646
Amortization of intangibles, net of tax, annualized 5,798 6,192 4,663 5,984 4,701
$128,102 $123,354 $98,982 $114,789 $89,347
Average total assets $11,842,204 $11,734,221 $9,971,847 $11,713,834 $9,845,310
Less: Average intangible assets 714,501 718,507 601,010 717,390 600,020
Average tangible assets 11,127,704 $            11,015,714 $            9,370,837 $              10,996,443 $       9,245,290 $
Return on average tangible assets 1.15% 1.12% 1.06% 1.04% 0.97%
For the Quarter Ended September 30 Year-to-Date

GAAP to Non-GAAP Reconciliation

Year-to-Date and Full Year
Operating Return on Average Tangible Equity
Operating Return on Average Tangible Assets
2012 2011 2011 2010
Operating net income
Net income $81,455 $63,310 $87,047 $74,652
Add: Merger and severance costs, net of tax 5,206                  2,983                  3,238                  402
Less: Gain on sale of building, net of tax 942
Less: One-time pension credit 6,853
Operating net income $85,719 $66,294 $90,285 $68,201
Operating return on average tangible equity
Operating net income (annualized) $114,500 $88,634 $90,285 $68,201
Amortization of intangibles, net of tax (annualized) 5,984                  4,701                  4,698                  4,364
$120,484 $93,335 $94,983 $72,565
Average shareholders' equity $1,368,457 $1,169,258 $1,181,941 $1,057,732
Less: Average intangible assets 717,390              600,020              599,851              564,448
Average tangible equity $651,066 $569,238 $582,090 $493,284
Operating return on average tangible equity 18.51% 16.40% 16.32% 14.71%
Operating return on average tangible assets
Operating net income (annualized) $114,500 $88,634 $90,285 $68,201
Amortization of intangibles, net of tax (annualized) 5,984                  4,701                  4,698                  4,364
$120,484 $93,335 $94,983 $72,565
Average total assets $11,713,834 $9,845,310 $9,871,164 $8,906,734
Less: Average intangible assets 717,390              600,020              599,851              564,448
Average tangible assets 10,996,443 $       9,245,290 $         9,271,313 $         8,342,286 $
Operating return on average tangible assets 1.10% 1.01% 1.02% 0.87%
September 30 Year-to-Date Year Ended

GAAP to Non-GAAP Reconciliation

(1) Represents gain on sale of building, net gain/(loss) on securities and OTTI
(2) Represents merger and severance costs
Pre-Provision Net Revenue
2012 2011
Pre-Provision Net Revenue (PPNR)
Net interest income (FTE) $284,518 $242,353
Non-interest income 99,336 87,320
Non-interest expense 242,237 212,143
Pre-Provision Net Revenue (GAAP) $141,617 $117,529
Less: Non-operating non-interest income
(1)
1,633 105
Add:  Non-operating non-interest expense
(2)
8,009 4,589
Operating Pre-Provision Net Revenue $147,993 $122,014
PPNR Earnings per Diluted Share $1.05 $0.96
September 30 Year-to-Date